UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2024

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive Suite 101
Canonsburg, Pennsylvania 15317
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CEIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 20, 2024, CONSOL Energy Inc., a Delaware corporation (“CONSOL”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mountain Range Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of CONSOL (“Merger Sub”), and Arch Resources, Inc., a Delaware corporation (“Arch”).

The Merger Agreement provides for the combination of CONSOL and Arch in an all-stock merger of equals transaction upon the terms and subject to the conditions set forth in the Merger Agreement. The combined company will be renamed “Core Natural Resources, Inc.” and will be headquartered in Canonsburg, Pennsylvania, with its common stock trading on the New York Stock Exchange (“NYSE”). The board of directors of each of CONSOL and Arch have unanimously approved the Merger Agreement and the transactions contemplated thereby.

The Merger. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Arch (the “Merger”), with Arch continuing as the surviving corporation in the Merger and a direct, wholly owned subsidiary of CONSOL. At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, of Arch (together, “Arch Common Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) will be converted automatically into the right to receive 1.326 shares of common stock, par value $0.01 per share, of CONSOL (“CONSOL Common Stock”).

Post-Closing Governance. CONSOL and Arch have also agreed to certain governance-related matters. At the Effective Time, the combined company’s board of directors will have eight members, consisting of (a) four directors designated by CONSOL, which will include James A. Brock, CONSOL’s Chairman and Chief Executive Officer, and (b) four directors designated by Arch, which will include Paul A. Lang, Arch’s Chief Executive Officer, and Richard Navarre, Arch’s Chair of its board of directors, who will serve as Lead Independent Director on the combined company’s board of directors. In addition, at the Effective Time, Mr. Brock will be appointed to serve as the Executive Chair of the combined company’s board of directors, and Mr. Lang will be appointed to serve as the Chief Executive Officer of the combined company. The Merger Agreement further provides that, among other officer appointments, Mitesh Thakkar will be the President and Chief Financial Officer of the combined company. At the Effective Time, CONSOL will amend its bylaws in the form attached as an Annex to the Merger Agreement in order to provide, among other things, for supermajority director voting requirements in connection with the combined company’s board of directors’ ability to modify certain of the agreed-upon governance terms set forth in the Merger Agreement for a specified period of time following the Effective Time.

Closing Conditions. The closing of the Merger is subject to customary conditions, including: (i) approval by holders of Arch Common Stock of a proposal to adopt the Merger Agreement and by holders of CONSOL Common Stock of a proposal to approve the issuance of CONSOL Common Stock in the Merger and an amendment to CONSOL’s certificate of incorporation to increase the authorized shares of common stock thereunder; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) receipt of clearances, approvals and consents under certain applicable foreign regulatory laws; (iv) the effectiveness of a registration statement on Form S-4 that will be filed by CONSOL for the issuance of the shares of CONSOL Common Stock; (v) the authorization of the listing of the shares of CONSOL Common Stock on the NYSE to be issued in the Merger, subject only to official notice of issuance; and (vi) the representations and warranties of CONSOL and Arch being true and correct (subject to certain qualifications). The obligation of Arch to consummate the Merger is further conditioned upon the receipt of a customary tax opinion of counsel to Arch that the Merger should qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations and warranties of CONSOL and Arch relating to their respective businesses, financial statements and public filings, among other matters, in each case generally subject to customary qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of CONSOL and Arch, including (i) to conduct its business in the ordinary course (subject to certain exceptions); (ii) to cooperate with respect to seeking regulatory approvals subject to specified limitations; (iii) to hold a meeting of its stockholders to obtain the requisite stockholder approvals contemplated by the Merger Agreement, as applicable; (iv) not to solicit proposals relating to alternative business combination transactions; and (v) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, alternative business combination transactions.

Termination. The Merger Agreement contains provisions granting each of CONSOL and Arch the right to terminate the Merger Agreement under specified circumstances, including: (i) if the Merger is not completed by August 20, 2025 (which date may be extended to November 20, 2025 in certain circumstances); (ii) if either CONSOL’s or Arch’s stockholders fail to approve a required proposal in connection with the Merger; (iii) if a final nonappealable governmental order has been issued prohibiting the Merger; (iv) if the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain conditions; or (v) if the other party’s board of directors has changed its recommendation in connection with the Merger. In the event of a termination of the Merger Agreement under certain specified circumstances, Arch or CONSOL, as applicable, would be required to pay the other party a termination fee equal to $82.0 million. In addition, if the Merger Agreement is terminated due to a failure of CONSOL’s stockholders or Arch’s stockholders to approve the applicable proposals, CONSOL or Arch, as applicable, will be required to reimburse the other party for its expenses incurred in connection with the transaction in an amount not to exceed $23.5 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated by reference herein.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about CONSOL, Arch or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CONSOL or Arch. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CONSOL’s or Arch’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2024, the board of directors of CONSOL approved, subject to the closing of the Merger and effective immediately prior to the Effective Time, of (i) the acceleration and vesting of each existing CONSOL restricted stock unit award granted under the 2020 Amended and Restated Omnibus Performance Incentive Plan (the “Plan”), including to James A. Brock, Kurt Salvatori, John Rothka and Mitesh Thakkar, that is outstanding both as of the date of the execution of the Merger Agreement and immediately prior to the Effective Time and (ii) the acceleration and vesting of each performance-based restricted stock unit award and each performance-based cash unit award granted under the Plan, including to Messrs. Brock, Salvatori, Rothka and Thakkar, that is outstanding both as of the date of the execution of the Merger Agreement and immediately prior to the Effective Time, with the performance goal achievement to be determined by the Compensation Committee based on the better of the target level of achievement or actual achievement through the Effective Time.

Also on August 20, 2024, the board of directors of CONSOL determined that the Merger will qualify as a “Change in Control” (as defined therein) for purposes of each Change in Control and Severance Agreement between CONSOL and each executive officer party to such agreement, including Messrs. Salvatori, Rothka and Thakkar, outstanding as of immediately prior to the Effective Time (the “CIC Agreements”) and the Employment Agreement between CONSOL and Mr. Brock (the “Brock Agreement”). For the avoidance of doubt, each equity award and CIC Agreement will otherwise remain subject to all other terms and conditions of the applicable agreement, including the requirement of continuous employment through the vesting date.

In addition, on August 20, 2024, Mr. Brock entered into a Waiver, Acknowledgment and Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated by reference herein, pursuant to which (i) the Brock Agreement will be deemed amended to reflect Mr. Brock’s new role as Executive Chair, to whom the Chief Executive Officer will report, following the Effective Time and (ii) Mr. Brock agrees that his change in duties upon completion of the Merger will not constitute “Good Reason” for purposes of and as defined in the Brock Agreement.

Item 8.01	Other Events.

In connection with the execution of the Merger Agreement, the board of directors of CONSOL declared a dividend equal to $0.25 per share of CONSOL Common Stock. The dividend will be payable in cash on September 13, 2024 to holders of record of CONSOL Common Stock as of the close of business on August 30, 2024.

On August 21, 2024, CONSOL and Arch issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, on August 21, 2024, CONSOL and Arch released a joint investor presentation. A copy of the joint investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This report contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect CONSOL’s and Arch’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving CONSOL and Arch, including future financial and operating results, CONSOL’s and Arch’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including estimates of coal reserves, estimates of future production, assumptions regarding future coal pricing, planned delivery of coal to markets and the associated costs, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this report will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite CONSOL and Arch stockholder approvals; the risk that CONSOL or Arch may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of CONSOL Common Stock or Arch Common Stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the dilution caused by CONSOL’s issuance of additional shares of its capital stock in connection with the proposed transaction; changes in coal prices, which may be caused by numerous factors, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; the volatility in commodity and capital equipment prices for coal mining operations; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental and geological risks; mining and operating risks; the risks related to the availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; foreign currency, competition, government regulation or other actions; the ability of management to execute its plans to meet its goals; risks associated with the evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions; natural and man-made disasters; civil unrest, pandemics, and conditions that may result from legislative, regulatory, trade and policy changes; and other risks inherent in CONSOL’s and Arch’s businesses.

All such factors are difficult to predict, are beyond CONSOL’s and Arch’s control, and are subject to additional risks and uncertainties, including those detailed in CONSOL’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at https://investors.consolenergy.com/sec-filings and on the SEC’s website at http://www.sec.gov, and those detailed in Arch’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Arch’s website at https://investor.archrsc.com/sec-filings/ and on the SEC’s website at http://www.sec.gov.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither CONSOL nor Arch undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, CONSOL intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Arch and CONSOL and that will also constitute a prospectus of CONSOL. Each of Arch and CONSOL may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Arch or CONSOL may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Arch and CONSOL. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCH, CONSOL AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Arch, CONSOL and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Arch may be obtained free of charge on Arch’s website at https://investor.archrsc.com/sec-filings/ or, alternatively, by directing a request by mail to Arch’s Corporate Secretary at One CityPlace Drive, Suite 300, St. Louis, Missouri, 63141. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by CONSOL may be obtained free of charge on CONSOL’s website at https://investors.consolenergy.com/sec-filings or, alternatively, by directing a request by mail to CONSOL’s Corporate Secretary at 275 Technology Drive, Suite 101, Canonsburg, Pennsylvania 15317.

Participants in the Solicitation

Arch, CONSOL and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Arch, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Arch’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2024, including under the headings “Executive Compensation,” “Director Compensation,” “Equity Compensation Plan Information,” and “Security Ownership of Directors and Executive Officers.” To the extent holdings of Arch Common Stock by the directors and executive officers of Arch have changed from the amounts of Arch Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC, including: the Form 3 filed by George John Schuller on March 19, 2024; and the Forms 4 filed by Pamela Butcher on March 13, 2024, March 18, 2024 and June 17, 2024, James Chapman on March 11, 2024, Paul Demzik on March 5, 2024, John Eaves on March 8, 2024, Patrick Kriegshauser on March 18, 2024 and June 17, 2024, Holly Koeppel on March 18, 2024 and June 17, 2024, Richard Navarre on March 18, 2024, and June 17, 2024, George John Schuller on March 21, 2024, Peifang Zhang on March 18, 2024 and June 17, 2024 and John Ziegler on March 8, 2024. Information about the directors and executive officers of CONSOL, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in CONSOL’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2024, including under the headings “Board of Directors and Compensation Information,” “Executive Compensation Information” and “Beneficial Ownership of Securities.” To the extent holdings of CONSOL Common Stock by the directors and executive officers of CONSOL have changed from the amounts of CONSOL Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC, including: the Forms 4 filed by James Brock on May 24, 2024 and July 1, 2024, John Mills on May 9, 2024, Cassandra Chia-Wei Pan on May 9, 2024, Valli Perera on May 9, 2024, Joseph Platt on May 9, 2024 and John Rothka on March 8, 2024. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Arch or CONSOL using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 20, 2024, by and among CONSOL Energy Inc., Mountain Range Merger Sub Inc. and Arch Resources, Inc.†

10.1	Waiver, Acknowledgment and Amendment, dated August 20, 2024, by and between CONSOL Energy Inc. and James A. Brock

99.1	Joint Press Release dated August 21, 2024

99.2	Joint Investor Presentation dated August 21, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

†

Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. CONSOL hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Miteshkumar B. Thakkar
Miteshkumar B. Thakkar
Chief Financial Officer and President

Dated: August 21, 2024